Significant Accounting Policies (Policies) (Policies)	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Accounting Policies [Abstract]
Use of estimates

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. We base these estimates on historical experience, the current economic environment and on various other assumptions that are believed to be reasonable under the circumstances. However, uncertainties associated with these estimates exist and actual results may differ from these estimates.

Cash and cash equivalents		Cash and Equivalents—We consider all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents.
Accounts receivable and allowance for doubtful accounts

Accounts Receivable and Allowances for Doubtful Accounts—All trade accounts are reported on the accompanying Consolidated and Combined Balance Sheets adjusted for any write-offs and net of allowances for doubtful accounts. The allowances for doubtful accounts represent management’s best estimate of the credit losses expected from our trade accounts, contract and financing receivable portfolios. Determination of the allowances requires management to exercise judgment about the timing, frequency and severity of credit losses that could materially affect the provision for credit losses and, therefore, net earnings. We regularly perform detailed reviews of our portfolios to determine if an impairment has occurred and evaluate the collectability of receivables based on a combination of financial and qualitative factors that may affect customers’ ability to pay, including customers’ financial condition, collateral, debt-servicing ability, past payment experience and credit bureau information. In circumstances where we are aware of a specific customer’s inability to meet its financial obligations, a specific reserve is recorded against amounts due to reduce the recognized receivable to the amount reasonably expected to be collected. Additions to the allowances for doubtful accounts are charged to current period earnings, amounts determined to be uncollectible are charged directly against the allowances, while amounts recovered on previously written-off accounts increase the allowances. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional reserves would be required. We do not believe that accounts receivable represent significant concentrations of credit risk because of the diversified portfolio of individual customers and geographical areas. We recorded $31 million, $32 million and $26 million of expense associated with doubtful accounts for the years ended December 31, 2016, 2015 and 2014, respectively.

Included in other assets on the Consolidated and Combined Balance Sheets as of December 31, 2016 and 2015 are $214 million and $188 million of net aggregate financing receivables, respectively. Financing receivables are evaluated for impairment collectively in broad groupings that represent homogeneous portfolios based on the underlying nature and risks.

Inventory valuation

Inventory Valuation—Inventories include the costs of material, labor and overhead. Domestic inventories are stated at the lower of cost or market primarily using the first-in, first-out (“FIFO”) method with certain businesses applying the last-in, first-out method (“LIFO”) to value inventory. Inventories held outside the United States are stated at the lower of cost or market primarily using the FIFO method.

Property, Plant and Equipment

Property, Plant and Equipment—Property, plant and equipment are carried at cost. The provision for depreciation has been computed principally by the straight-line method based on the estimated useful lives of the depreciable assets as follows:

Category	Useful Life
Buildings	30 years

Leased assets and leasehold improvements	Amortized over the lesser of the economic life of the asset or the term of the lease

Machinery and equipment	3 – 10 years

Estimated useful lives are periodically reviewed and, when appropriate, changes to estimates are made prospectively.

Other Assets		Other Assets—Other assets principally include noncurrent financing receivables, deferred tax assets and other investments.
Fair Value of Financial Instruments

Fair Value of Financial Instruments—Our financial instruments consist primarily of accounts receivable and obligations under trade accounts payable and short and long-term debt. Due to their short-term nature, the carrying values for accounts receivable, trade accounts payable and short-term debt approximate fair value. Refer to Note 8 for the fair values of our other obligations.

Goodwill and Intangible Assets

Goodwill and Other Intangible Assets—Goodwill and other intangible assets result from our acquisition of existing businesses. In accordance with accounting standards related to business combinations, goodwill is not amortized, however, certain definite-lived identifiable intangible assets, primarily customer relationships and acquired technology, are amortized over their estimated useful lives. Intangible assets with indefinite lives are not amortized. In-process research and development (“IPR&D”) is initially capitalized at fair value and when the IPR&D project is complete, the asset is considered a finite-lived intangible asset and amortized over its estimated useful life. If an IPR&D project is abandoned, an impairment loss equal to the value of the intangible asset is recorded in the period of abandonment. We review identified intangible assets for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. We also test intangible assets with indefinite lives at least annually for impairment. Refer to Note 3 and Note 7 for additional information about our goodwill and other intangible assets.

Revenue Recognition

Revenue Recognition—As described above, we derive revenues primarily from the sale of Professional Instrumentation and Industrial Technologies products and services. For revenue related to a product or service to qualify for recognition, there must be persuasive evidence of an arrangement with a customer, delivery must have occurred or the services must have been rendered, the price to the customer must be fixed and determinable and collectability of the associated fee must be reasonably assured. Our principal terms of sale are FOB Shipping Point, or equivalent, and, as such, we primarily record revenue for product sales upon shipment. Sales arrangements entered with delivery terms that are not FOB Shipping Point are not recognized upon shipment and the delivery criteria for revenue recognition is evaluated based on the associated shipping terms and customer obligations. If any significant obligation to the customer with respect to a sales transaction remains to be fulfilled following shipment (typically installation or acceptance by the customer), revenue recognition is deferred until such obligations have been fulfilled. Returns for products sold are estimated and recorded as a reduction of revenue at the time of sale. Customer allowances and rebates, consisting primarily of volume discounts and other short-term incentive programs, are recorded as a reduction of revenue at the time of sale because these allowances reflect a reduction in the purchase price. Product returns, customer allowances and rebates are estimated based on historical experience and known trends. Revenue related to separately priced extended warranty and product maintenance agreements is deferred when appropriate and recognized as revenue over the term of the agreement.

Revenues for contractual arrangements consisting of multiple elements (i.e., deliverables) are recognized for the separate elements when the product or services that are part of the multiple element arrangement have value on a stand-alone basis and, in arrangements that include a general right of refund relative to the delivered element, performance of the undelivered element is considered probable and substantially in our control. Certain customer arrangements include multiple elements, typically hardware, installation, training, consulting, services and/or post contract support (“PCS”). Generally, these elements are delivered within the same reporting period, except PCS or other services, for which revenue is recognized over the service period. We allocate revenue to each element in the arrangement using the selling price hierarchy and based on each element’s relative selling price. The selling price for a deliverable is based on its vendor-specific objective evidence (“VSOE”) if available, third party evidence (“TPE”) if VSOE is not available, or estimated selling price if neither VSOE or TPE is available. We consider relevant internal and external market factors in cases where we are required to estimate selling prices. Allocation of the consideration is determined at the arrangements’ inception.

Shipping and Handling		Shipping and Handling—Shipping and handling costs are included as a component of cost of sales. Revenue derived from shipping and handling costs billed to customers is included in sales.
Advertising		Advertising—Advertising costs are expensed as incurred.
Research and Development

Research and Development—We conduct research and development activities for the purpose of developing new products, enhancing the functionality, effectiveness, ease of use and reliability of our existing products and expanding the applications for which uses of our products are appropriate. Research and development costs are expensed as incurred.

Income Taxes

Income Taxes—As discussed in Note 12, for periods prior to the Separation, current income tax liabilities are assumed to be immediately settled with Danaher and are relieved through Former Parent’s Investment. Income tax expense and other income tax related information contained in the consolidated and combined financial statements are presented as if we filed a separate tax return. The separate tax return method applies the accounting guidance for income taxes to the standalone financial statements as if we had been a standalone taxpayer for the periods prior to the Separation. The calculation of our income taxes on a separate income tax return basis requires considerable judgment, estimates, and allocations.

In accordance with GAAP, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted rates expected to be in effect during the year in which the differences reverse. Deferred tax assets generally represent items that can be used as a tax deduction or credit in our tax return in future years for which the tax benefit has already been reflected on our Consolidated and Combined Statements of Earnings. We establish valuation allowances for our deferred tax assets if, in our assessment, it is more likely than not that some or all of the deferred tax asset will not be realized. Deferred tax liabilities generally represent items that have already been taken as a deduction on our tax return but have not yet been recognized as an expense in our Consolidated and Combined Statements of Earnings. The effect on deferred tax assets and liabilities due to a change in tax rates is recognized in income tax expense in the period that includes the enactment date. We recognize tax benefit from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated and combined financial statements from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. Judgment is required in evaluating tax positions and determining income tax provisions. We reevaluate the technical merits of our tax positions and may recognize an uncertain tax benefit in certain circumstances, including when: (1) a tax audit is completed; (2) applicable tax laws change, including a tax case ruling or legislative guidance; or (3) the applicable statute of limitations expires. We recognize potential accrued interest and penalties associated with unrecognized tax positions in income tax expense. Refer to Note 12 for additional information.

Restructuring

Restructuring—We periodically initiate restructuring activities to appropriately position our cost base relative to prevailing economic conditions and associated customer demand as well as in connection with certain acquisitions. Costs associated with restructuring actions can include one-time termination benefits and related charges in addition to facility closure, contract termination and other related activities. We record the cost of the restructuring activities when the associated liability is incurred. Refer to Note 13 for additional information.

Foreign Currency Translation

Foreign Currency Translation and Transactions—Exchange rate adjustments resulting from foreign currency transactions are recognized in net earnings, whereas effects resulting from the translation of financial statements are reflected as a component of accumulated other comprehensive income (loss) within stockholders’ equity. Assets and liabilities of subsidiaries operating outside the United States with a functional currency other than U.S. dollars are translated into U.S. dollars using year end exchange rates and income statement accounts are translated at weighted average exchange rates. Net foreign currency transaction gains or losses were not material in any of the years presented.

Accumulated Other Comprehensive Income (Loss)

Accumulated Other Comprehensive Income (Loss)—The changes in accumulated other comprehensive income (loss) by component are summarized below ($ in millions). Foreign currency translation adjustments are generally not adjusted for income taxes as they relate to indefinite investments in non-U.S. subsidiaries.

	Foreign currency translation adjustments	Pension & post- retirement plan benefit adjustments (b)	Total
Balance, January 1, 2014	$337.3	$(64.5)	$272.8
Other comprehensive income (loss) before reclassifications:
Increase (decrease)	(154.4)	(30.4)	(184.8)
Income tax impact	—	8.1	8.1

Other comprehensive income (loss) before reclassifications, net of income taxes	(154.4)	(22.3)	(176.7)
Amounts reclassified from accumulated other comprehensive income (loss):
Increase (decrease)	—	4.5 (a)	4.5
Income tax impact	—	(1.1)	(1.1)

Amounts reclassified from accumulated other comprehensive income (loss), net of income taxes:	—	3.4	3.4

Net current period other comprehensive income (loss):	(154.4)	(18.9)	(173.3)

Balance, December 31, 2014	182.9	(83.4)	99.5
Other comprehensive income (loss) before reclassifications:
Increase (decrease)	(131.7)	17.6	(114.1)
Income tax impact	—	(5.0)	(5.0)

Other comprehensive income (loss) before reclassifications, net of income taxes	(131.7)	12.6	(119.1)
Amounts reclassified from accumulated other comprehensive income (loss):
Increase (decrease)	—	6.9 (a)	6.9
Income tax impact	—	(1.7)	(1.7)

Amounts reclassified from accumulated other comprehensive income (loss), net of income taxes	—	5.2	5.2

Net current period other comprehensive income (loss)	(131.7)	17.8	(113.9)

Balance, December 31, 2015	51.2	(65.6)	(14.4)
Other comprehensive income (loss) before reclassifications:
Increase (decrease)	(123.8)	(13.8)	(137.6)
Income tax impact	—	2.0	2.0

Other comprehensive income (loss) before reclassifications, net of income taxes	(123.8)	(11.8)	(135.6)
Amounts reclassified from accumulated other comprehensive income (loss):
Increase (decrease)	—	5.5 (a)	5.5
Income tax impact	—	(1.3)	(1.3)

Amounts reclassified from accumulated other comprehensive income (loss), net of income taxes:	—	4.2	4.2

Net current period other comprehensive income (loss):	(123.8)	(7.6)	(131.4)

Balance, December 31, 2016	$(72.6)	$(73.2)	$(145.8)

(a)	This accumulated other comprehensive income (loss) component is included in the computation of net periodic pension cost (refer to Note 11 for additional details).
(b)	Includes balances relating to non-U.S. employee defined benefit plans, supplemental executive retirement plans and other postretirement employee benefit plans.

Accounting for Stock-Based Compensation

Accounting for Stock-Based Compensation—We account for stock-based compensation by measuring the cost of employee services received in exchange for all equity awards granted, including stock options, restricted stock units (“RSUs”) and performance stock units (“PSUs”), based on the fair value of the award as of the grant date. We had no stock-based compensation plans prior to the Separation; however certain of our employees had participated in Danaher’s stock-based compensation plans (“Danaher Plans”). The expense associated with our employees who participated in the Danaher Plans was allocated to us in the accompanying Consolidated and Combined Statements of Earnings for the associated periods prior to the Separation. Equity-based compensation expense is recognized net of an estimated forfeiture rate on a straight-line basis over the requisite service period of the award, except that in the case of RSUs, compensation expense is recognized using an accelerated attribution method. Refer to Note 16 for additional information on the stock-based compensation plans.

Pension

Pension—We measure our pension assets and obligations to determine the funded status as of year end, and recognize an asset for an overfunded status or a liability for an underfunded status on our balance sheet. Changes in the funded status of the pension plans are recognized in the year in which the changes occur and are reported in other comprehensive income (loss). Refer to Note 11 for additional information on our pension plans including a discussion of actuarial assumptions, our policy for recognizing associated gains and losses and the method used to estimate service and interest cost components.

Reclassification

Reclassification - Certain amounts have been reclassified in the financial statements as of and for the year ended December 31, 2015 to conform with the 2016 presentation. These reclassifications have no effect on previously reported operating profit, earnings before income taxes or net earnings.

New Accounting Standards

New Accounting Standards—In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-07, Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which aims to improve the presentation of net periodic pension cost. Under current accounting standards, all components of net periodic pension costs are aggregated and reported in cost of sales or selling, general and administrative expenses in the financial statements. Under the new standard we will be required to report only the service cost component in cost of sales or selling, general and administrative expenses; and the other components of net periodic pension costs (which include interest costs, expected return on plan assets and amortization of net loss) will be required to be presented in non-operating expenses. The presentation requirement of this standard is effective for us beginning January 1, 2018 (with early adoption permitted) using a retrospective transition approach and provides for certain practical expedients. We are currently evaluating the impact of this standard on our financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which will require, among other items, lessees to recognize a right-of-use asset and a lease liability for most leases. The standard also requires disclosures by lessees and lessors about the amount, timing and uncertainty of cash flows arising from leases. The accounting applied by a lessor is largely unchanged from that applied under the current standard. This standard is effective for us beginning January 1, 2019 (with early adoption permitted) using a modified retrospective transition approach and provides for certain practical expedients. We are currently evaluating the impact of this standard on our financial statements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which impacts virtually all aspects of an entity’s revenue recognition. The core principle of the new standard is that revenue should be recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. During 2016, the FASB issued several amendments to the standard, including clarification to the guidance on reporting revenues as a principal versus an agent, identifying performance obligations, accounting for intellectual property licenses, assessing collectability, presentation of sales taxes, impairment testing for contract costs and disclosure of performance obligations. The two permitted transition methods under the new standard are the full retrospective method, in which case the standard would be applied to each prior reporting period presented and the cumulative effect of applying the standard would be recognized at the earliest period shown, or the modified retrospective method, in which case the cumulative effect of applying the standard would be recognized at the date of initial application. We currently anticipate adopting the standard using the modified retrospective method. This standard is effective for us and we will adopt this standard beginning January 1, 2018. We are currently assessing the impact that the adoption of the new standard will have on our financial statements and related disclosures.

The impact of adopting this standard is not expected to be material. We expect recognition of revenue for a majority of customer contracts to remain substantially unchanged. While we are continuing to assess all potential impacts of the standard, we currently believe the more significant impacts relate to certain customer contracts that will be recognized over time, accounting for any required deferral of commissions which previously were expensed as incurred and may qualify for capitalization under the new standard, and changes to the timing of recognition of revenue and costs related to certain warranty arrangements.

New Accounting Standards—In January 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-04, Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, which aims to simplify the subsequent measurement of goodwill by removing Step 2 of the current goodwill impairment test, which requires a hypothetical purchase price allocation. Under the new standard, an impairment loss will be recognized in the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. This standard is effective for us prospectively beginning January 1, 2020, with early adoption permitted. We are currently evaluating the impact of this standard on our financial statements.

In October 2016, the FASB issued ASU No. 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory, which aims to improve the accounting for the income tax consequences of intra-entity transfers of assets other than inventory. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. ASU 2016-16 provides that an entity should recognize both the current and deferred income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. This standard is effective for us beginning January 1, 2018 (with early adoption permitted) using a modified retrospective transition approach through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. We are currently evaluating the impact of this standard on our financial statements.

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which clarifies the classification and presentation of eight specific cash flow issues in the statement of cash flows. In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which clarifies that restricted cash and restricted cash equivalents should be included in cash and cash equivalents in the statement of cash flows. These standards are effective for us beginning January 1, 2018 (with early adoption permitted) using a retrospective transition approach, unless impracticable. Although the assessment of the impact of the new standards has not yet completed, we do not anticipate the adoption of these standards to have a material impact on our financial statements.

In March 2016, the FASB issued ASU No. 2016-09, Compensation—Stock Compensation (Topic 718), which aims to simplify several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, classification of certain items on the statement of cash flows and accounting for forfeitures. The ASU requires that the difference between the actual tax benefit realized upon exercise and the tax benefit recorded based on the fair value of the stock award at the time of grant (the “excess tax benefit”) be reflected as a reduction of the current period provision for income taxes with any shortfall recorded as an increase in the tax provision. Currently, the excess tax benefit is recorded as a component of additional paid-in capital. The ASU also requires the excess tax benefit realized to be reflected as an operating cash flow rather than as a financing cash flow under current GAAP. We will adopt this standard beginning January 1, 2017. We expect this standard to favorably impact our tax rate by approximately 50 basis points in 2017. However, due to the inherent uncertainties related to, among other things, the timing of employee stock option exercises or the vesting of stock awards and any difference between the underlying stock price on the date of the grant as compared to the date of exercise or vesting, actual results will likely differ from this estimate and depending on the above factors, may adversely affect our financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which will require, among other items, lessees to recognize a right-of-use asset and a lease liability for most leases. Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing contracts. The accounting applied by a lessor is largely unchanged from that applied under the current standard. This standard is effective for us beginning January 1, 2019 (with early adoption permitted) using a modified retrospective transition approach and provides for certain practical expedients. We are currently evaluating the impact of this standard on our financial statements.

In July 2015, the FASB issued ASU No. 2015-11, Simplifying the Measurement of Inventory (Topic 330), which modifies existing requirements regarding measuring inventory at the lower of cost or market. Under existing standards, the market amount requires consideration of replacement cost, net realizable value (“NRV”), and NRV less an approximately normal profit margin. The new ASU replaces market with NRV, defined as estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. This eliminates the need to determine and consider replacement cost or NRV less an approximately normal profit margin when measuring the market value of inventory. We will adopt this standard prospectively beginning January 1, 2017. The adoption of this standard is not expected to have a significant impact on our financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which impacts virtually all aspects of an entity’s revenue recognition. The core principle of the new standard is that revenue should be recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. During 2016, the FASB issued several amendments to the standard, including clarification to the guidance on reporting revenues as a principal versus an agent, identifying performance obligations, accounting for intellectual property licenses, assessing collectability, presentation of sales taxes, impairment testing for contract costs and disclosure of performance obligations. The two permitted transition methods under the new standard are the full retrospective method, in which case the standard would be applied to each prior reporting period presented and the cumulative effect of applying the standard would be recognized at the earliest period shown, or the modified retrospective method, in which case the cumulative effect of applying the standard would be recognized at the date of initial application. We currently anticipate adopting the standard using the modified retrospective method. This standard is effective for us beginning January 1, 2018. We are currently assessing the impact that the adoption of the new standard will have on our financial statements and related disclosures and will adopt this standard on January 1, 2018.

The impact of adopting this standard is not expected to be material. We expect recognition of revenue for a majority of customer contracts to remain substantially unchanged. While we are continuing to assess all potential impacts of the standard, we currently believe the more significant impacts relate to certain customer contracts that will be recognized over time, accounting for deferral of commissions which previously were expensed as incurred and may qualify for capitalization under the new standard, and changes to the timing of recognition of revenue and costs related to certain warranty arrangements.